AccessKey IP, Inc.

CERTIFICATE NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SHARES

PAR VALUE $0.001
COMMON STOCK

CUSIP NO. 00433R 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

ACCESSKEY IP, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

GEORGE A. STEVENS
CEO

DATED:

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

BRUCE M. PALMER
Secretary

ACCESSKEY IP, INC.
Corporate
Seal
NEVADA

100 Second Avenue South, Suite 104N, St. Petersburg, FL, 33701
727.289.0010

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ (Cust)	Custodian ________ (Minor)
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	under Uniform Gifts (Transfer) to Minors Act ________ (State)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For Value Received ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ________________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ________________

X ________________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.